Lease Arrangements (Tables)	12 Months Ended
Dec. 31, 2021
Lease Arrangements
Schedule of future minimum rentals, expected to be earned on non cancellable time charters

The future minimum rentals, expected to be earned on non-cancellable time charters consisted of the following as of December 31, 2021 (in thousands):

2022	$850,851
2023	753,705
2024	551,119
2025	310,347
2026	204,493
2027 and thereafter	182,316
Total future rentals	$2,852,831